Quarterly Report
March 31, 2022
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q1

Portfolio of Investments
3/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Airlines – 0.4%
Shanghai International Air Co., Ltd. (a)	19,600	$150,100
Alcoholic Beverages – 4.1%
Ambev S.A., ADR	116,293	$375,626
China Resources Beer Holdings Co. Ltd.	84,000	512,607
Jiangsu Yanghe Brewery JSC Ltd., “A”	7,600	161,385
Kweichow Moutai Co. Ltd., “A”	2,200	593,482
		$1,643,100
Automotive – 3.9%
Hero MotoCorp Ltd.	9,572	$288,039
Mahindra & Mahindra Ltd.	57,754	610,967
PT United Tractors Tbk	372,800	663,188
		$1,562,194
Biotechnology – 0.7%
Hugel, Inc. (a)	2,286	$260,965
Brokerage & Asset Managers – 1.7%
B3 Brasil Bolsa Balcao S.A.	177,500	$585,695
Moscow Exchange MICEX-RTS PJSC (u)	369,124	113,009
		$698,704
Business Services – 4.3%
Cognizant Technology Solutions Corp., “A”	5,175	$464,042
Kingsoft Cloud Holdings, ADR (a)	15,570	94,510
Tata Consultancy Services Ltd.	23,566	1,158,970
		$1,717,522
Chemicals – 1.6%
UPL Ltd.	65,755	$662,929
Computer Software – 3.4%
Naver Corp.	2,795	$781,547
NetEase.com, Inc., ADR	6,549	587,380
		$1,368,927
Computer Software - Systems – 7.7%
Hon Hai Precision Industry Co. Ltd.	161,000	$593,118
Samsung Electronics Co. Ltd.	43,802	2,502,305
		$3,095,423
Construction – 3.0%
Gree Electric Appliances, Inc., “A”	61,600	$312,761
Midea Group Co. Ltd., “A”	20,200	180,684
Techtronic Industries Co. Ltd.	34,000	547,733
Zhejiang Supor Co. Ltd., “A”	20,300	159,676
		$1,200,854
Consumer Products – 0.3%
AmorePacific Corp.	963	$126,425

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 0.9%
MakeMyTrip Ltd. (a)	12,292	$329,795
New Oriental Education & Technology Group, Inc. (a)	30,929	35,568
		$365,363
Electronics – 9.7%
Delta Electronics, Inc.	12,000	$111,626
Taiwan Semiconductor Manufacturing Co. Ltd.	184,258	3,809,430
		$3,921,056
Energy - Integrated – 2.9%
China Petroleum & Chemical Corp.	718,000	$359,013
Galp Energia SGPS S.A., “B”	55,692	704,777
LUKOIL PJSC, ADR (u)	6,698	117,060
		$1,180,850
Engineering - Construction – 1.1%
Doosan Bobcat, Inc.	13,362	$424,427
Food & Beverages – 4.1%
Gruma S.A.B. de C.V.	30,891	$388,506
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	104,241	605,261
Orion Corp.	5,458	398,186
Tingyi (Cayman Islands) Holding Corp.	148,000	248,213
		$1,640,166
Forest & Paper Products – 1.1%
Suzano S.A.	37,600	$435,543
General Merchandise – 2.2%
Bim Birlesik Magazalar A.S.	59,389	$342,650
Walmart de Mexico S.A.B. de C.V.	135,772	559,198
		$901,848
Insurance – 6.4%
AIA Group Ltd.	90,000	$942,249
Ping An Insurance Co. of China Ltd., “H”	93,500	659,697
Samsung Fire & Marine Insurance Co. Ltd.	5,459	982,131
		$2,584,077
Internet – 6.3%
Allegro.eu S.A. (a)	15,146	$125,909
Baidu, Inc., ADR (a)	1,383	182,971
Tencent Holdings Ltd.	47,400	2,236,113
		$2,544,993
Machinery & Tools – 0.4%
AirTAC International Group	5,000	$161,219
Major Banks – 1.8%
China Construction Bank Corp.	644,670	$484,739
Erste Group Bank AG	6,180	224,138
		$708,877
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	10,457	$97,145
Metals & Mining – 1.0%
Vale S.A., ADR	19,284	$385,487

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – 1.6%
China Resources Gas Group Ltd.	148,000	$625,958
Network & Telecom – 0.6%
GDS Holdings Ltd., “A” (a)	22,900	$114,397
VTech Holdings Ltd.	17,700	128,505
		$242,902
Other Banks & Diversified Financials – 9.8%
Credicorp Ltd.	4,900	$842,163
E.Sun Financial Holding Co. Ltd.	58,371	67,237
Emirates NBD PJSC	52,283	213,513
Grupo Financiero Inbursa S.A. de C.V. (a)	108,465	227,237
HDFC Bank Ltd.	55,861	1,078,165
Housing Development Finance Corp. Ltd.	20,191	632,258
Komercni Banka A.S.	6,266	242,335
Muthoot Finance Ltd.	4,859	85,050
Sberbank of Russia PJSC (u)	286,804	126,803
Tisco Financial Group PCL	142,600	431,016
		$3,945,777
Pharmaceuticals – 0.6%
Genomma Lab Internacional S.A., “B”	203,697	$223,770
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	13,656	$211,122
Polymetal International PLC	35,382	141,430
		$352,552
Real Estate – 2.1%
Emaar Properties PJSC	152,540	$249,177
ESR Cayman Ltd. (a)	98,600	305,247
Hang Lung Properties Ltd.	92,000	185,098
Swire Properties Ltd.	47,400	117,522
		$857,044
Restaurants – 2.4%
Yum China Holdings, Inc.	23,518	$976,938
Specialty Chemicals – 0.8%
PTT Global Chemical PLC	221,000	$337,316
Specialty Stores – 8.3%
Alibaba Group Holding Ltd. (a)	3,000	$41,062
Alibaba Group Holding Ltd., ADR (a)	13,454	1,463,795
JD.com, Inc., “A” (a)	5,830	170,748
JD.com, Inc., ADR (a)	682	39,467
Lojas Renner S.A.	94,717	547,089
Meituan, “B” (a)	18,300	360,613
Multiplan Empreendimentos Imobiliarios S.A.	95,150	489,235
Vipshop Holdings Ltd., ADR (a)	24,726	222,534
		$3,334,543
Telecommunications - Wireless – 0.3%
Etihad Etisalat Co. (a)	9,918	$109,715

Portfolio of Investments (unaudited) – continued
Issuer		Shares/Par	Value ($)
Common Stocks – continued
Telephone Services – 2.1%
Hellenic Telecommunications Organization S.A.		29,608	$537,163
PT Telekom Indonesia		995,400	317,419
			$854,582
Total Common Stocks			$39,699,291
Bonds – 0.0%
Metals & Mining – 0.0%
Vale S.A., 0%, 12/31/2064	BRL	4,600	$499
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.21% (v)		637,634	$637,634

Other Assets, Less Liabilities – (0.3)%			(116,522)
Net Assets – 100.0%			$40,220,902
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $637,634 and $39,699,790, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$4,185,047	$7,491,770	$—	$11,676,817
South Korea	—	5,475,986	—	5,475,986
India	329,795	4,516,378	—	4,846,173
Taiwan	—	4,742,630	—	4,742,630
Brazil	2,818,675	—	—	2,818,675
Hong Kong	—	2,226,354	—	2,226,354
Mexico	1,398,711	—	—	1,398,711
Indonesia	980,607	—	—	980,607
Peru	842,163	—	—	842,163
Other Countries	2,127,382	2,206,921	356,872	4,691,175
Foreign Bonds	—	499	—	499
Mutual Funds	637,634	—	—	637,634
Total	$13,320,014	$26,660,538	$356,872	$40,337,424
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/21	$—
Transfers into level 3	356,872
Balance as of 3/31/22	$ 356,872
At March 31, 2022, the fund held three level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$801,674	$2,666,230	$2,830,270	$—	$—	$637,634
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$193	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2022, are as follows:
China	29.0%
South Korea	13.6%
India	12.0%
Taiwan	11.8%
Brazil	7.0%
Hong Kong	5.5%
Mexico	3.5%
United States	2.5%
Indonesia	2.4%
Other Countries	12.7%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.